                                                 Exhibit 99.77Q3

Registrant Name:  American Century World Mutual Funds, Inc.
File Number: 811-06247
Registrant CIK Number: 0000872825

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to
Items 15, 48, 72DD, 72EE, 73A, 74U and 74V.  The complete answers are as follows:

Item 15

Custodian:                                                             Sub-Custodian:
J.P. Morgan Chase & Company                                   See Attachment A

                                    Attachment A
a.       Foreign Subcustodians:

Country                                                                Foreign Subcustodian

ARGENTINA                                                                JPMorgan Chase Bank
                                                                         Buenos Aires
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                                                                Australia and New Zealand Banking Group Ltd.
                                                                         Melbourne
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                                                                  National Bank of Bahrain
                                                                         Manama
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH                                                               Standard Chartered Bank
                                                                         Dhaka
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                                                                  The Bank of Bermuda Limited
                                                                         Hamilton
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                                                                 Barclays Bank of Botswana Limited
                                                                         Gaborone
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                                                                   Citibank, N.A..
                                                                         Sao Paulo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                                                                 ING Bank N.V.
                                                                         Sofia
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                                                                   Royal Bank of Canada
                                                                         Toronto
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Royal Bank of Canada
                                                                         Toronto
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                                                                    Citibank, N.A
                                                                         Santiago
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI                                                         Citibank, N.A.
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN                                                         JPMorgan Chase Bank
                                                                         Hong Kong
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                                                                 Cititrust Colombia S.A. Sociedad Fiduciaria
                                                                         Santa Fe de Bogota
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                                                                  Privredna banka Zagreb d.d.
                                                                         Zagreb
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                                                                   The Cyprus Popular Bank Ltd.
                                                                         Nicosia
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC                                                           Ceskoslovenska obchodni banka, a.s.
                                                                         Prague
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                                                                  Nordea Bank Danmark A/S
                                                                         Copenhagen
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ECUADOR                                                                  Citibank, N.A.
                                                                         Quito
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                                                                    Citibank, N.A.
                                                                         Cairo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                                                                  Esti Uhispank
                                                                         Tallinn
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                                                                   J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                                                                    Barclays Bank of Ghana Limited
                                                                         Accra
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                                                                   J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                                                                JPMorgan Chase Bank
                                                                         Hong Kong
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                                                                  ING Bank Rt.
                                                                         Budapest
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ICELAND                                                                  Islandsbanki-FBA
                                                                         Reykjavik
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                                                                    The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Mumbai
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Mumbai
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Jakarta
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                                                                   Bank Leumi le-Israel B.M.
                                                                         Tel Aviv
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                                                                    J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IVORY COAST                                                              Societe Generale
                                                                         Paris
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAMAICA                                                                  FirstCaribbean International Trust and
                                                                         Merchant Bank (Jamaica) Limited
                                                                         Kingston
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                                                                    JPMorgan Chase Bank
                                                                         Tokyo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                         Tokyo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                                                                   Arab Bank Plc
                                                                         Amman
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN                                                               ABN AMRO Bank Kazakhstan
                                                                         Almaty
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                                                                    Barclays Bank of Kenya Limited
                                                                         Nairobi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                                                                   Hansabanka
                                                                         Riga
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                                                                  JPMorgan Chase Bank
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                                                                Vilniaus Bankas AB
                                                                         Vilnius
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG                                                               J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                                                                 HSBC Bank Malaysia Berhad
                                                                         Kuala Lumpur
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                                                                    HSBC Bank Malta p.l.c.
                                                                         Valletta
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Port Louis
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                                                                   Banco J.P. Morgan, S.A.
                                                                         Mexico, D.F
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Banco Nacional de Mexico, S.A.
                                                                         Mexico, D.F
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                                                                  Banque Commerciale du Maroc S.A.
                                                                         Casablanca
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                                                                  Standard Bank of Namibia Limited
                                                                         Windhoek
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS                                                              J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND                                                              National Bank of New Zealand
                                                                         Wellington
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*NIGERIA*                                                                The Standard Bank of South Africa Limited
                                                                         Johannesburg
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                                                                   Den norske Bank ASA
                                                                         Oslo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                                                                     Oman Arab Bank
                                                                         Muscat
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                                                                 Citibank, N.A.
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Deutsche Bank AG
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                                                                     Banco de Credito del Peru
                                                                         Lima
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Manila
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                                                                   Bank Rozwoju Eksportu S.A.
                                                                         Warsaw
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                                                                 J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                                                                  ING Bank N.V.
                                                                         Bucharest
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                                                                 JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                                                                Oversea-Chinese Banking Corporation
                                                                         Singapore
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC                                                          Vseobecno Uverova Banka S.A.
                                                                         Bratislava
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                                                                 Bank Austria Creditanstalt d.d. Ljubljana
                                                                         Ljubljana
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA                                                             The Standard Bank of South Africa Limited
                                                                         Johannesburg
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Seoul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Seoul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                                                                    J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Colombo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                                                                   Svenska Handelsbanken
                                                                         Stockholm
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND                                                              UBS AG
                                                                         Zurich
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                                                                   JPMorgan Chase Bank
                                                                         Taipei
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Taipei
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                                                                 Standard Chartered Bank
                                                                         Bangkok
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                                                                  Banque Internationale Arabe de Tunisie, S.A.
                                                                         Tunis
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                                                                   JPMorgan Chase Bank
                                                                         Istanbul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                                                                ING Bank Ukraine
                                                                         Kiev
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E.                                                                   The National Bank of Abu Dhabi
                                                                         Abu Dhabi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                                                                     National Westminster Bank
                                                                         London
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                                                                  BankBoston, N.A
                                                                         Montevideo.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                                                                   JPMorgan Chase Bank
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                                                                Citibank, N.A.
                                                                         Caracas
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                                                                  The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Ho Chi Minh City
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                                                                   Barclays Bank of Zambia Limited
                                                                         Lusaka
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZIMBABWE                                                                 Barclays Bank of Zimbabwe Limited
                                                                         Harare
------------------------ ----------------------------------------------- ------------------------------------------------



Series No. 1

---------------------------- ----------------------------- ------------------ -------------
                            Investor, A, B, C & R         Institutional      Advisor
---------------------------- ----------------------------- ------------------ -------------
---------------------------- ----------------------------- ------------------ -------------
Strategy Assets
---------------------------- ----------------------------- ------------------ -------------
---------------------------- ----------------------------- ------------------ -------------
First $1 billion             1.50%                         1.30%              1.25%
---------------------------- ----------------------------- ------------------ -------------
---------------------------- ----------------------------- ------------------ -------------
Next $1 billion              1.20%                         1.00%              0.95%
---------------------------- ----------------------------- ------------------ -------------
---------------------------- ----------------------------- ------------------ -------------
Over $2 billion              1.10%                         0.90%              0.85%
---------------------------- ----------------------------- ------------------ -------------
                                            `

Series No. 2

                                    Investor                    Institutional                     Advisor
Strategy Assets
First $500 million                   1.75%                      1.55%                              1.50%
Next $500 million                    1.40%                      1.20%                              1.15%
Over $1 billion                      1.20%                      1.00%                              0.95%


Series No. 3

                              Investor & C      Institutional         Advisor
Strategy Assets
First $250 million             1.85%               1.65%               1.60%
Next $250 million              1.75%               1.55%               1.50%
Next $500 million              1.50%               1.30%               1.25%
Over $1 billion                1.25%               1.05%               1.00%




Series No. 4

                              Investor, C & R        Institutional       Advisor
Strategy Assets
First $1 billion               1.30%               1.10%                  1.05%
Next $1 billion                1.15%               0.95%                  0.90%
Over $2 billion                1.05%               0.85%                  0.80%


Series No. 5

                               Investor & C         Institutional
Strategy Assets
First $250 million              1.35%                1.15%
Next $250 million               1.25%                1.05%
Next $250 million               1.15%                0.95%
Over $750 million               1.10%                0.90%

Series No. 6

                               Investor & C         Institutional
Strategy Assets
First $250 million              1.50%                1.30%
Next $250 million               1.40%                1.20%
Next $250 million               1.30%                1.10%
Over $750 million               1.20%                1.00%


Series No. 7

                                              Investor                      Institutional
Strategy Assets
First $250 million                             2.00%                         1.80%
Next $250 million                              1.80%                         1.60%
Over $500 million                              1.60%                         1.40%


Series No. 8

                             Investor
Strategy Assets
First $1 billion               1.50%
Next $1 billion                1.20%
Over $2 billion                1.10%

Series No. 9
                                              Investor                  Institutional
Strategy Assets
First $1 billion                               1.30%                         1.10%
Next $1 billion                                1.20%                         1.00%
Over $2 billion                                1.10%                         0.90%

Series No. 10
                            Institutional
Strategy Assets
First $1 billion              1.30%
Next $1 billion               1.00%
Over $2 billion               0.90%

Series No. 11
                            Institutional
Strategy Assets
First $250 million             1.65%
Next $250 million              1.55%
Next $500 million              1.30%

Over $1 billion                1.05%


Series Number:  1
For the period ending 11/30/2007


72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)

         Investor Class          16,995
         Institutional Class      1,199
         2.Dividends for a second class of open-end company shares

         Advisor Class           1,634
         A Class                   140
         B Class                     -
         C Class                     -
         R Class                     5

73A) 1. Dividends from net investment income
         Investor Class        $0.0913
         Institutional Class   $0.1162
          2. Dividends for a second class of open-end company shares

         Advisor Class         $0.0601
         A Class               $0.0601
         B Class                     -
         C Class                     -
         R Class               $0.0289

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             152,435
         Institutional Class          5,394
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class               16,300
         A Class                      2,301
         B Class                        226
         C Class                        501
         R Class                        273

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $14.87
         Institutional Class        $14.91
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         Advisor Class     $14.82
         A Class           $14.84
         B Class           $14.68
         C Class           $14.60
          R Class          $14.81

Series Number:  2
For the period ending 11/30/2007


72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class               348,488
         Institutional Class           25,425
         2.Dividends for a second class of open-end company shares

         Advisor Class                      3

73B) 1. Dividends from capital gains
         Investor Class    $4.2584
         Institutional Class        $4.2958
          2. Dividends for a second class of open-end company shares

         Advisor Class                   $4.2116


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                    95,581
         Institutional Class                7,841
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class                        138


77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $18.40
         Institutional Class         $18.59
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class               $18.08

Series Number:  3
For the period ending 11/30/2007

72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)

         Investor Class               6,964
         Institutional Class          1,223

         2.Dividends for a second class of open-end company shares

         A Class                        110
         B Class                          -
         C Class                          9
         R Class                          -

73A) 1. Dividends from net investment income
         Investor Class             $0.1310
         Institutional Class        $0.1515

          2. Dividends for a second class of open-end company shares

         A Class                    $0.1054
         B Class                          -
         C Class                    $0.0285
         R Class                          -

72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class              77,026
         Institutional Class         11,255

         2.Dividends for a second class of open-end company shares

         A Class                      1,526
         B Class                          -
         C Class                        449
         R Class                          -

73B) 1. Dividends from capital gains
         Investor Class             $1.4226
         Institutional Class        $1.4226

          2. Dividends for a second class of open-end company shares

         A Class                   $1.4226
         B Class                         -
         C Class                   $1.4226
         R Class                         -


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             84,334
         Institutional Class         5,798

         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                     2,968
         B Class                         4
         C Class                       752
         R Class                         2

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.69
         Institutional Class        $12.92

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class           $12.40
         B Class           $12.67
         C Class           $12.10
         R Class           $12.68


Series Number:  4
For the period ending 11/30/2007

72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class                   1,908
         Institutional Class                 56
         2.Dividends for a second class of open-end company shares

         A Class                             11
         A Class  (old)                      11
         B Class                              -
         C Class                              -
         R Class                              -


73A) 1. Dividends from net investment income
         Investor Class             $0.0481
         Institutional Class        $0.0695

          2. Dividends for a second class of open-end company shares

         A Class              $0.0212
         A Class (old)        $0.0212
         B Class                    -
         C Class                    -
         R Class                    -


72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class               8,547
         Institutional Class            266

         2.Dividends for a second class of open-end company shares

         A Class                        113
         A Class  (old)                 136
         B Class                          8
         C Class                         28
         R Class                          1

73B) 1. Dividends from capital gains
         Investor Class             $0.2204
         Institutional Class        $0.2204
         A Class                    $0.2204
         A Class  (old)             $0.2204
         B Class                    $0.2204
         C Class                    $0.2204
         R Class                    $0.2204

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             37,946
         Institutional Class         1,274
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)


         A Class                     1,465
         B Class                        51
         C Class                       216
         R Class                        16

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.69
         Institutional Class        $12.79

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class           $12.56
         B Class           $12.50
         C Class           $12.16
         R Class           $12.62

Series Number:  5
For the period ending 11/30/2007

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             16,697
         Institutional Class           379
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class                  16
         R Class                         8

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $6.00
         Institutional Class        $6.09
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $5.89
         C Class                    $5.65

Series Number:  6
For the period ending 11/30/2007

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              5,112
         Institutional Class           211
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class                  15

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $25.60
         Institutional Class        $26.01
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $25.08

Series Number:  9
For the period ending 11/30/2007

72DD) 1.  Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class                  15
         Institutional Class          1,222
         2.Dividends for a second class of open-end company shares

         A Class                        614
         B Class                        113
         C Class                          1
         R Class                          1

73A) 1. Dividends from net investment income
         Investor Class             $0.4734
         Institutional Class        $0.4937

          2. Dividends for a second class of open-end company shares

         A Class           $0.4478
         B Class           $0.3709
         C Class           $0.3709
         R Class           $0.4221


72EE) 1.  Total capital gains for which record date passed during the period ($000's omitted)
         Investor Class                145
         Institutional Class        11,690

         2.Dividends for a second class of open-end company shares

         A Class                     6,476
         B Class                     1,432
         C Class                        14
         R Class                         9

73B) 1. Dividends from capital gains
         Investor Class             $4.7217
         Institutional Class        $4.7217
         A Class                    $4.7217
         B Class                    $4.7217
         C Class                    $4.7217
         R Class                    $4.7217


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                265
         Institutional Class         3,936
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)


         A Class                     2,138
         B Class                       364
         C Class                        20
         R Class                        18

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.48
         Institutional Class        $11.50

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         A Class           $11.49
         B Class           $11.16
         C Class           $11.37
         R Class           $11.42